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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 8, 1999



                         BOLDER TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      0-28060                                             84-1166231
(Commission File No.)                          (IRS Employer Identification No.)


                            4403 TABLE MOUNTAIN DRIVE
                             GOLDEN, COLORADO 80403
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 215-7200


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ITEM 5.  OTHER EVENTS.

         The Company has filed, in accordance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-86235), including a base prospectus, relating to $30,000,000 of securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act, which incorporates by reference documents which the Company has filed or will file in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         On November 9, 1999, the Company filed a final prospectus supplement relating to its offering of 2,200,000 shares of its Common Stock at $9.00 per share in an underwritten public offering (the "Offering").

         The Registrant is filing the following exhibits in connection with the Offering.

ITEM 7.  EXHIBITS.

         Exhibit 1.1 Underwriting Agreement dated November 8, 1999 among the Registrant and the several underwriters with respect to the Offering.

         Exhibit 4.1     Warrant Agreement

         Exhibit 4.2     Form of Warrant

         Exhibit 5.1     Opinion of Cooley Godward LLP

         Exhibit 23.1    Consent of Cooley Godward LLP (included in Exhibit 5.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BOLDER TECHNOLOGIES CORPORATION

Date:  November 9, 1999

                                           By: /s/ Joseph F. Fojtasek
                                              --------------------------------
                                              Joseph F. Fojtasek
                                              Vice President and Chief Financial
                                              Officer (Principal Financial and
                                              Accounting Officer)

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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   1.1 Underwriting Agreement dated November 8, 1999 among the Registrant and the several underwriters with respect to the Offering.

   4.1             Warrant Agreement

   4.2             Form of Warrant

   5.1             Opinion of Cooley Godward LLP

   23.1            Consent of Cooley Godward LLP (included in Exhibit 5.1)